Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-22957, 33-32690, 33-32687 and 33-52892 on Form S-8 of our report dated April
11, 2000, appearing in this Annual Report on Form 10-K of Designs, Inc. for the year ended January 29, 2000.


/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 28, 2000